UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 12, 2021

Alfi, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40294	30-1107078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Lenox Avenue, Suite 547
Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 395-4520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALF	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $4.57	ALFIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 1, 2021, Alfi, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 4.01 of Form 8-K, among other things, the resignation of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm, effective as of October 29, 2021. The Original Report also disclosed additional matters under Item 4.01 with respect to Slack & Company CPAs, LLC, which disclosure is not being amended by this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment No. 1”), and under Items 5.02, 8.01 and 9.01.

This Amendment No. 1 is being filed by the Company solely to amend the Original Report to include certain disclosures required under Item 4.01 of Form 8-K relating to the resignation of Friedman and to provide as Exhibit 16.1 a copy of Friedman’s letter to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. This Amendment No. 1 amends and restates Items 4.01 and 9.01 of the Original Report in their entirety and otherwise does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Friedman LLP

On October 29, 2021, Alfi, Inc. (the “Company”) was notified by email by Friedman LLP (“Friedman”) that the firm resigned as the Company’s independent registered public accounting firm. As discussed below, the Company engaged Friedman on October 18, 2021 and, accordingly, Friedman has not issued any report on the Company’s financial statements.

During the two most recent fiscal years ended December 31, 2020 and 2019 and the subsequent interim period from January 1, 2021 through October 29, 2021: (i) there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (ii) there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

On October 18, 2021, the Company engaged Friedman to serve as its independent registered public accounting firm to audit the consolidated balance sheet of the Company as of December 31, 2021, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, cash flows and related notes for the year then ended. The decision to engage Friedman as the Company’s independent registered public accounting firm was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”). During the two most recent fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period from January 1, 2021 through the date of Friedman’s engagement, to the knowledge of the Company’s current management and the current members of the Audit Committee, neither the Company nor anyone on its behalf consulted Friedman regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided Friedman with a copy of the disclosure the Company is making herein in response to Item 304(a) of Regulation S-K prior to the filing thereof with the Securities and Exchange Commission (“SEC”). A copy of Friedman’s letter to the SEC stating whether it agrees with the statements made in this Current Report is filed hereto as Exhibit 16.1.

Slack & Company CPAs, LLC

Prior to Friedman, Slack & Company CPAs, LLC (“Slack”) served as the Company’s independent registered public accounting firm and audited the Company’s consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the two years then ended, and the related notes. In August 2021, Slack notified the Company that it was resigning as the Company’s independent registered public accounting firm after Slack completed the work necessary for the Company to file its Quarterly Report on Form 10-Q for quarter ended June 30, 2021, due to the Slack firm closing its business.

Slack’s report on the Company’s consolidated financial statements as of December 31, 2020 and 2019, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph that stated that the Company had a loss from operations and an accumulated deficit and intends to fund operations through future financing, of which no assurance can be given that the Company will be successful in raising such capital, and which factors raised substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2020 and 2019 and the subsequent interim period from January 1, 2021 through the date of Slack’s resignation: (i) there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Slack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Slack, would have caused Slack to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years; and (ii) there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Slack with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Slack furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether Slack agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. As the Slack firm has closed, the Company does not expect to receive such letter from Slack.

Item 9.01	Financial Statements and Exhibits.

Exhibit 16.1	Letter from Friedman LLP dated November 2, 2021.

Exhibit 17.1	Resignation Letter from Richard Mowser (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 1, 2021).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALFI, INC.

By:	/s/ Peter Bordes
Peter Bordes
Interim Chief Executive Officer

Date: November 2, 2021